                                                                     EXHIBIT 4.1

                        FORM OF FMC TECHNOLOGIES, INC.
                           COMMON STOCK CERTIFICATE

----------------
|     Number   |
|--------------|
| FTI          |
----------------


                               FMC Technologies


INCORPORATED UNDER THE LAWS                                    PAR VALUE $.01
 OF THE STATE OF DELAWARE                                       COMMON STOCK

                                                              ----------------
                                                              |    SHARES    |
                                                              |              |
                                                              ----------------


THIS CERTIFICATE IS TRANSFERABLE                             CUSIP  30249U 10 1
     IN CHICAGO, ILLINOIS OR                                   SEE REVERSE FOR
     NEW YORK CITY, NEW YORK                                 CERTAIN DEFINITIONS

                                   [ARTWORK]

                            FMC Technologies, Inc.

--------------------------------------------------------------------------------
|  This                                                                        |
|  Certifies                                                                   |
|  that                                                                        |
|                                                                              |
|                                                                              |
|  is the                                                                      |
|  owner of                                                                    |
|                                                                              |
--------------------------------------------------------------------------------

      FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE COMMON STOCK OF

FMC Technologies, Inc. transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation and all Amendments thereto and Supplements thereof. This Certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

   Witness the facsimile signatures of its duly authorized officers.

Dated:                                 Countersigned and Registered:
                                          COMPUTERSHARE INVESTOR SERVICES LLC
                                                                  Transfer Agent
                                                                   and Registrar


/s/ Steven H. Shapiro      /s/ Joseph H. Netherland, Jr.  By
---------------------      -----------------------------
    SECRETARY                  PRESIDENT AND CHIEF
                               EXECUTIVE OFFICER            AUTHORIZED SIGNATURE

                            FMC TECHNOLOGIES, INC.

     FMC Technologies, Inc. will furnish without charge to each stockholder who so requests, a statement in full of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of FMC Technologies, Inc., and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of FMC Technologies, Inc.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between FMC Technologies, Inc. and
Computershare Investor Services LLC, dated as of          , 2001, as it may be
amended from time to time (the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of FMC Technologies, Inc. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. FMC Technologies, Inc. will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights beneficially owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -as tenants in common
     TEN ENT -as tenants by the entireties
     JT TEN -as joint tenants with right of surviorship and not as tenants in common

     UNIF GIFT MIN ACT-____________Custodian_____________
                          (Cust)               (Minor)

                       under Uniform Gifts to Minors
                       Act_______________________________
                                       (State)

     UNIF TRF MIN ACT -________Custodian (until age_____)
                        (Cust)
                       ___________under Uniform Transfers
                         (Minor)
                       to MInors Act_____________________
                                           (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of FMC Technologies, Inc. with full power of substitution in the premises.

Dated ______________________     ______________________________________________

                                 ______________________________________________

                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By


-------------------------------------------------------------------------------
The signature should be guaranteed by a brokerage firm or a financial institution that is a member of a securities approved Medallion program, such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program
(MSP).

-------------------------------------   --------------------------------------------------
     AMERICAN BANK NOTE COMPANY         PRODUCTION COORDINATOR:  LISA MARTIN: 215-764-8625
       55TH and SANSOM STREET                        PROOF OF APRIL 16, 2001
       PHILADELPHIA, PA 19139                        FMC TECHNOLOGIES, INC.
           (215) 764-8600                                H 69279 back
-------------------------------------   ---------------------------------------------------
 SALES: P. SHEERIN:  1-708-599-0404              OPERATOR:                 JW/eg
-------------------------------------   ---------------------------------------------------
/ HOME 46 / LIVE JOBS / F / FMC 69279                          REV. 1
-------------------------------------   ---------------------------------------------------